Exhibit 10.4

BARRINGTON GUARANTY

GUARANTY AGREEMENT (this “Agreement”) dated as of August 11, 2006, among Barrington Broadcasting Group LLC, a Delaware limited liability company (“Barrington”), Barrington Broadcasting LLC, a Delaware limited liability company (the “Parent Guarantor”), Barrington Peoria LLC, Barrington Quincy LLC, Barrington Flint LLC, Barrington Jefferson City LLC, Barrington Bay City LLC, Barrington Amarillo LLC, Barrington Myrtle Beach LLC, Barrington Toledo LLC, Barrington Syracuse LLC, Barrington Columbia LLC, Barrington Harlingen LLC, Barrington Colorado Springs LLC, Barrington Traverse City LLC, Barrington Albany LLC, Barrington Marquette LLC, Barrington Kirksville LLC, Barrington Peoria License LLC, Barrington Quincy License LLC, Barrington Flint License LLC, Barrington Jefferson City License LLC, Barrington Bay City License LLC, Barrington Amarillo LLC, Barrington Myrtle Beach LLC, Barrington Toledo License LLC, Barrington Syracuse License LLC, Barrington Columbia License LLC, Barrington Harlingen License LLC, Barrington Colorado Springs License LLC, Barrington Traverse City License LLC, Barrington Albany License LLC, Barrington Marquette License LLC, Barrington Kirksville License LLC and Barrington Broadcasting Capital Corporation (collectively, the “Subsidiary Guarantors”) and any other Person (as defined in the Credit Agreement) which may become a Guarantor hereunder pursuant to a duly executed joinder agreement in the form attached as Exhibit A hereto (each, an “Additional Subsidiary Guarantor”, and, together with Barrington, the Parent Guarantor and the Subsidiary Guarantors, the “Guarantors” and each, a “Guarantor”) and Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to that certain Credit Agreement dated as of August 11, 2006 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among SagamoreHill of Carolina LLC, a Delaware limited liability company (“Borrower”), each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, and Collateral Agent, Wachovia Bank, National Association, as Syndication Agent, Banc of America Securities LLC and Wachovia Capital Markets, LLC, as Joint Lead Arrangers and Joint Bookrunning Managers, and CIT Lending Services Corporation, as Documentation Agent. Capitalized terms used and not defined herein (including, without limitation, the term “Secured Obligations,” as used in Section 1 and elsewhere herein) are used with the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each Guarantor acknowledges that it has derived and will derive substantial benefit from the making of the Loans by the Lenders to Borrower. As consideration therefor and in order to induce the Lenders to make Loans under the Credit Agreement, each Guarantor is willing to execute this Agreement.

This Guaranty is secured by, and entitled to the benefits of, the Security Agreement, dated as of August 11, 2005, by and among Barrington, the Guarantors and the Collateral Agent for the benefit of the Secured Parties.

Accordingly, the parties hereto agree as follows:

SECTION 1.         Guarantee. Each Guarantor unconditionally guarantees, jointly with any other Guarantors of the Secured Obligations under the Credit Agreement and other Loan Documents and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Secured Obligations. To the fullest extent permitted by applicable law, each Guarantor waives notice of, or any requirement for further assent to, any agreements or arrangements whatsoever by the Secured Parties with any other person pertaining to the Secured Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of the Secured Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and, to the fullest extent permitted by applicable law, the same shall in no way impair each Guarantor’s liability hereunder.

SECTION 2.         Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to Borrower or any other person of any of the Secured Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. To the fullest extent permitted by applicable law, the Guaranty of each Guarantor hereunder shall not be affected by (a) the failure of any Secured Party or any Guarantor to assert any claim or demand or to enforce or exercise any right or remedy against Borrower or any Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of the Secured Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Agreement, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any Guarantor under the Loan Documents; or (d) the release of (or the failure to perfect a security interest in) any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

SECTION 3.         Security. Each Guarantor authorizes the Collateral Agent to (a) take and hold security pursuant to the terms of any other Loan Documents for the payment of this Guaranty and the Secured Obligations and exchange, enforce, waive and release any such security pursuant to the terms of any other Loan Documents; (b) apply such security and direct the order or manner of sale thereof as it in its sole discretion may determine subject to the terms of any other Loan Documents; and (c) release or substitute any one or more endorsees, other Guarantors or other obligors pursuant to the terms of any other Loan Documents. In no event shall this Section 3 require any Guarantor to grant security, except as required by the terms of the Loan Documents.

SECTION 4.         Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and, to the fullest extent permitted by applicable law, waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Secured Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of Borrower or any other person.

SECTION 5.         No Discharge or Diminishment of Guaranty. To the fullest extent permitted by applicable law and except as otherwise expressly provided in this Agreement, the Secured Obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Secured Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Secured Obligations, and shall not be subject to any defense (other than a defense of payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall, to the fullest extent permitted by applicable law, not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations, or by any

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other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Secured Obligations) or which would impair or eliminate any right of any Guarantor to subrogation.

SECTION 6.         Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of the unenforceability of the Secured Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the final and indefeasible payment in full in cash of the Secured Obligations) of Borrower or any other person. Subject to the terms of the other Loan Documents, the Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with Borrower or any other Guarantor or exercise any other right or remedy available to them against Borrower or any other Guarantor, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent the Secured Obligations have been fully,finally and indefeasibly paid in cash. Pursuant to and to the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against Borrower or any other Guarantor or any security.

SECTION 7.         Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against each Guarantor by virtue hereof, upon the failure of Borrower or any other Loan Party or Guarantor to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as designated thereby in cash an amount equal to the unpaid principal amount of such Secured Obligations then due, together with accrued and unpaid interest and fees on such Secured Obligations. Upon payment by each Guarantor of any sums to the Collateral Agent or any Secured Party as provided above, all rights of each Guarantor against Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Secured Obligations. In addition, any indebtedness of Borrower or any Subsidiary now or hereafter held by each Guarantor that is required by the Credit Agreement to be subordinated to the Secured Obligations is hereby subordinated in right of payment to the prior payment in full of the Secured Obligations. If any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness at any time when any Secured Obligation then due and owing has not been paid, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

SECTION 8.         General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Agreement would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Agreement, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by any Guarantor, any creditor or any other Person, be automatically limited and

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reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 9.         Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrower’s financial condition and assets, all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs hereunder and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 10.       Covenant; Representations and Warranties. Each Guarantor agrees and covenants to, and to cause its Subsidiaries to, abide by each of the covenants of the Loan Parties under the Credit Agreement pertaining to such Guarantor or its Subsidiary, such that no Loan Party will not be in breach of any such covenants. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as it applies to it as if it were a Loan Party thereunder, provided that each reference in any such representation and warranty to the knowledge of any Loan Party shall, for the purposes of this Section 10, be deemed to be a reference to Guarantor’s knowledge.

SECTION 11.       Termination. The Guaranties made hereunder shall terminate when (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all Loans; and (ii) all other Secured Obligations then due and owing, have in each case been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement; provided that any such Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of Borrower, the Guarantors or otherwise.

SECTION 12.       Binding Effect; Several Agreement; Assignments; Releases. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to each Guarantor when a counterpart hereof executed on behalf of each Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon each Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of each Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that neither Borrower nor the Guarantors shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) without the prior written consent of the Required Lenders. The Collateral Agent is hereby expressly authorized to, and agrees upon request of Borrower it will, release any Subsidiary Guarantor from its obligations hereunder (including its Guaranty) in the event that all the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a person other than Parent Guarantor or any of its Subsidiaries in a transaction permitted by the Barrington Credit Facility.

SECTION 13.       Waivers; Amendment. (a)  No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a

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right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between Borrower, the Guarantors and the Collateral Agent (with the consent of the Lenders if required under the Credit Agreement).

(c)           Notwithstanding any provision herein to the contrary, the Lenders and the Administrative Agent shall not, without the prior written consent of the Guarantors, enter into any amendment of the Loan Documents after the date hereof of which would: (i) increase the principal amount of the Obligations by more than $100,000 over the term of the Credit Agreement; (ii) increase or change the definition of the Applicable Rate, or change the definition of Base Rate or Eurodollar Rate, in each case as set forth in the Loan Agreement (except to the same extent such defined terms are changed in the Barrington Credit Facility), (iii) change to an earlier date any date upon which payment of principal or interest is due and payable, or (iv) change the prepayment provisions in any way that would have the effect of adding any new mandatory prepayment; provided that if the Lenders and the Administrative Agent shall amend or modify the Credit Agreement in a manner described in clause (i) or (ii) above, this Agreement shall remain in full force and effect but shall not extend to cover such additional or increased amount of principal or interest.

SECTION 14.      GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 15.       Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its respective addresses set forth in Schedule 10.02 of the Credit Agreement, with a copy to Borrower at its address set forth in such schedule.

SECTION 16.       Survival of Agreement; Severability. (a)  All covenants, agreements, representations and warranties made by Borrower and the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the L/C Issuer regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the Commitments have not been terminated.

(b)           In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

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The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 17.       Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 18.       Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

SECTION 19.       Jurisdiction; Consent to Service of Process. (a)  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against each Guarantor or its properties in the courts of any jurisdiction.

(b)           Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 20.      Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.

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SECTION 21.       Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Secured Party to or for the credit or the account of each Guarantor against any or all of the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not the Collateral Agent or any Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

SECTION 22.       Effectiveness of Obligations. The covenants, agreements and other obligations hereunder of the Guarantors will become effective concurrently with (but not prior to) the effectiveness of the Credit Agreement, and thereupon such covenants, agreements and other obligations shall become fully effective and operative without any further grant, act, confirmation or consent by the Guarantors.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BARRINGTON BROADCASTING GROUP LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON BROADCASTING LLC,
as Parent Guarantor

By:	/s/ Paul McNicol
Name: Paul McNicol
Title: Senior Vice President and Secretary

BARRINGTON PEORIA LLC
BARRINGTON QUINCY LLC
BARRINGTON FLINT LLC
BARRINGTON JEFFERSON CITY LLC
BARRINGTON BAY CITY LLC
BARRINGTON AMARILLO LLC
BARRINGTON MYRTLE BEACH LLC
BARRINGTON TOLEDO LLC
BARRINGTON SYRACUSE LLC
BARRINGTON COLUMBIA LLC
BARRINGTON HARLINGEN LLC
BARRINGTON KIRKSVILLE LLC
BARRINGTON COLORADO SPRINGS LLC
BARRINGTON TRAVERSE CITY LLC
BARRINGTON ALBANY LLC
BARRINGTON MARQUETTE LLC
BARRINGTON KIRKSVILLE LLC
BARRINGTON PEORIA LICENSE LLC
BARRINGTON QUINCY LICENSE LLC
BARRINGTON FLINT LICENSE LLC
BARRINGTON JEFFERSON CITY LICENSE LLC
BARRINGTON BAY CITY LICENSE LLC
BARRINGTON AMARILLO LICENSE LLC
BARRINGTON MYRTLE BEACH LICENSE LLC
BARRINGTON TOLEDO LICENSE LLC
BARRINGTON SYRACUSE LICENSE LLC
BARRINGTON COLUMBIA LICENSE LLC
BARRINGTON HARLINGEN LICENSE LLC
BARRINGTON COLORADO SPRINGS LICENSE LLC
BARRINGTON TRAVERSE CITY LICENSE
BARRINGTON ALBANY LICENSE LLC
BARRINGTON MARQUETTE LICENSE LLC
BARRINGTON KIRKSVILLE LICENSE LLC
BARRINGTON BROADCASTING CAPITAL CORPORATION, each, as a Guarantor

BARRINGTON JEFFERSON CITY LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON BAY CITY LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON AMARILLO LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON MYRTLE BEACH LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON TOLEDO LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON SYRACUSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON COLUMBIA LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON HARLINGEN LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON COLORADO SPRINGS LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON TRAVERSE CITY LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON ALBANY LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON MARQUETTE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON KIRKSVILLE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON PEORIA LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON QUINCY LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON FLINT LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON JEFFERSON CITY LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON BAY CITY LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON AMARILLO LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON MYRTLE BEACH LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON TOLEDO LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON SYRACUSE LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON COLUMBIA LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON HARLINGEN LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON COLORADO SPRINGS LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON TRAVERSE CITY LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON ALBANY LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON MARQUETTE LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON KIRKSVILLE LICENSE LLC,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BARRINGTON BROADCASTING CAPITAL CORPORATION,
as Guarantor

By:	/s/ Warren Spector
Name: Warren Spector
Title: Chief Financial Officer

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Aaron Peyton
Name: Aaron Peyton
Title: Vice President

EXHIBIT A
to the Barrington Guaranty

[Form of]
JOINDER AGREEMENT

Reference is made to that certain Credit Agreement dated as of August 11, 2006 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among SagamoreHill of Carolina LLC, a Delaware limited liability company, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent and Collateral Agent, Wachovia Bank, National Association, as Syndication Agent, Banc of America Securities LLC and Wachovia Capital Markets, LLC, as Joint Lead Arrangers and Joint Bookrunning Managers, and CIT Lending Services Corporation, as Documentation Agent. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Barrington, the Parent Guarantor, the Subsidiary Guarantors, any other Person (as defined in the Barrington Credit Facility) which may become a Guarantor thereunder pursuant to a duly executed joinder agreement in the form attached as Exhibit A thereto (each an “Additional Subsidiary Guarantor”, and together with the Parent Guarantor and the Subsidiary Guarantors, the “Guarantors” and each, a “Guarantor”) and Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement) are parties to the Guaranty Agreement (the “Guaranty”) dated as of August 11, 2006.

WHEREAS, the Lenders have agreed to make Loans to Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

WHEREAS, each Guarantor acknowledges that it has derived and will derive substantial benefit from the making of the Loans by the Lenders to Borrower.

WHEREAS, pursuant to Section 6.09(d) of the Credit Agreement and Section 6.09(d) of the Barrington Credit Facility, each Subsidiary that was not in existence on the date of the Credit Agreement and is not a Foreign Subsidiary is required to become a Guarantor under the Guaranty by executing a joinder agreement.

WHEREAS, the undersigned Subsidiary (the “New Guarantor”) is executing this joinder agreement (“Joinder Agreement”) to the Guaranty as consideration for the Loans previously made.

NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Guarantor hereby agree as follows:

(a)           Guarantee. In accordance with Section 6.09(d) of the Credit Agreement and Section 6.09(d) of the Barrington Credit Facility, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor.

(b)           Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it and its subsidiaries as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Guarantor in the Guaranty shall be deemed to include the New Guarantor.

(c)           Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)           Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.

(e)           No Waiver. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

(f)            Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.

(g)           Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[NEW GUARANTOR]

By:
Name:
Title:

Address for Notices:

[Entity Name]
[Street Address]
[City, State, Zip Code]
Attn: [ ]
Telephone: [ ]
Facsimile: [ ]
E-mail Address: [ ]

BANK OF AMERICA, N.A.,
as Collateral Agent

By:
Name:
Title: